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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                        (Date of earliest event reported)
                                November 14, 2005

                                  PRO-DEX, INC.
             (Exact name of registrant as specified in its charter)

            COLORADO                    0-14942                84-1261240
        (State or other               (Commission             (IRS Employer
 jurisdiction of incorporation)       File Number)       Identification Number)

                            151 East Columbine Avenue
                           Santa Ana, California 92707
                    (Address of Principal Executive Offices)

                                 (714) 241-4411
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

        On November 14, 2005, Pro-Dex, Inc. issued a press release announcing its financial performance for the three month period ended September 30, 2005. On that same date, Pro-Dex, Inc. conducted a conference call concerning its performance for the three month period ended September 30, 2005. A copy of the news release is attached to this Form 8-K as Exhibit 99.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits.

        Exhibit 99.1 Press release dated November 14, 2005 of Pro-Dex Inc.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 14, 2005                     PRO-DEX, INC (REGISTRANT).


                                             By:     /s/  Patrick Johnson
                                                     ---------------------------
                                                     Patrick Johnson
                                                     Chief Executive Officer

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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER      DESCRIPTION
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  99.1      Press Release dated November 14, 2005.

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